                                                    Registration Nos. 333-105763
                                                                       811-05301

    As filed with the Securities and Exchange Commission on October 24, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

        Pre-Effective Amendment No.     [ ]                              [ ]
        Post-Effective Amendment No.    [4]                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

        Amendment No.                   [83]                             [X]

                VARIABLE ACCOUNT I OF AIG LIFE INSURANCE COMPANY
                           (Exact Name of Registrant)

                           AIG LIFE INSURANCE COMPANY
                               (Name of Depositor)

                                 One ALICO Plaza
                                 600 King Street
                              Wilmington, DE 19801
         (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (713) 831-8470
                Depositor's Telephone Number, including Area Code

                         AMERICAN HOME ASSURANCE COMPANY
                                 70 Pine Street
                            New York, New York 10270
                               (Name of Guarantor)

                              Lauren W. Jones, Esq.
                             Deputy General Counsel
                      American General Life Companies, LLC
                               2929 Allen Parkway
                            Houston, Texas 77019-2191
 (Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering:  Continuous.

        It is proposed that the filing will become effective (check appropriate box)

        [X]     immediately upon filing pursuant to paragraph (b)
        [ ]     on (date) pursuant to paragraph (b)
        [ ]     60 days after filing pursuant to paragraph (a)(1)
        [ ]     on (date) pursuant to paragraph (a)(1)

        If appropriate, check the following box:

        [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in Variable Account I of AIG Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                                     PART A

The Prospectus, dated May 2, 2005, is incorporated into Part A of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005 and to Registrant's Post-Effective Amendment No. 3 as filed on August 12, 2005 (File No. 333-105763).

A supplement dated October 24, 2005 to the Prospectus is included in Part A of this Post-Effective Amendment No. 4.

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I
                      IMMEDIATE VARIABLE ANNUITY CONTRACT
                       SUPPLEMENT DATED OCTOBER 24, 2005
                        TO PROSPECTUS DATED MAY 2, 2005

Effective October 24, 2005, AIG Life Insurance Company ("AIG Life") is amending the Immediate Variable Annuity Contract prospectus for the sole purposes of (i) adding information about National Union Fire Insurance Company of Pittsburgh, Pa., guarantor of insurance obligations under the Contracts, and (ii) adding financial statements of National Union Fire Insurance Company of Pittsburgh, Pa.

The following paragraphs are added to the "Other Information" section following the "AIG Life Insurance Company" subsection of the prospectus under a new subsection heading "Guarantee of Insurance Obligations":

Insurance obligations under Contracts issued by AIG Life are guaranteed by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AIG Life. Insurance obligations include, without limitation, payout options with lifetime guarantees, death benefits and Contract values invested in the fixed investment option. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract owners can enforce the guarantee directly.

AIG Life expects that the National Union guarantee will be terminated within the next year. However, the insurance obligations on Contracts issued prior to termination of the National Union guarantee would continue to be covered, including obligations arising from premium payments or other payments received after termination, until satisfied in full.

National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

The paragraph below should be inserted as the replacement of the "Financial Statements" section of the prospectus:

The Financial Statements of AIG Life, the Variable Account and National Union can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of these Financial Statements if you write us at AIG Life Insurance Company, Attention: Annuity Administration Department, 600 King Street, DPEN, Wilmington, Delaware 19801 or call us at 1-877-299-1724.

                                     PART B

The Statement of Additional Information, as supplemented, dated May 2, 2005 is incorporated into Part B of this Post-Effective Amendment No. 4 by reference to the Registrant's Post-Effective Amendment No. 2, as filed on May 2, 2005 and Post-Effective Amendment No. 3, as filed on August 12, 2005 (File No. 333-105763).

A supplement dated October 24, 2005 to the Statement of Additional Information is included in Part B of this Post-Effective Amendment No. 4.

                           AIG LIFE INSURANCE COMPANY
                               VARIABLE ACCOUNT I
                       IMMEDIATE VARIABLE ANNUITY CONTRACT
                        SUPPLEMENT DATED OCTOBER 24, 2005
                     TO STATEMENT OF ADDITIONAL INFORMATION
                              DATED MAY 2, 2005, AS
                          SUPPLEMENTED AUGUST 12, 2005

        Effective October 24, 2005, AIG Life Insurance Company ("AIG Life") is amending the Statement of Additional Information ("SAI") for the sole purposes of (1) adding information about National Union Fire Insurance Company of Pittsburgh, Pa., guarantor of insurance obligations under the Contracts, and (2) including the financial statements of National Union Fire Insurance Company of Pittsburgh, Pa.

        FIRST. On page 3 of the SAI, following "Variable Account I," add a new subsection to read as follows:

National Union Fire Insurance Company of Pittsburgh, Pa.

        National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 70 Pine Street, New York, New York 10270. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is a wholly owned subsidiary of American International Group, Inc. and an affiliate of AIG Life.

        SECOND. On page 11 of the SAI, add a new subsection following "AIG Life Financial Statements" as follows:

National Union Financial Statements

        The statutory statement of admitted assets, liabilities, capital and surplus of National Union as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to National Union's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

        THIRD. On page 11 of the SAI, delete the subsection titled "Index to Financial Statements" in its entirety and replace it with the following:

                          INDEX TO FINANCIAL STATEMENTS

        You should consider the financial statements of AIG Life that we include in this SAI as bearing on the ability of AIG Life to meet its obligations under the Contracts.

        You should only consider the financial statements of National Union that we include in this SAI as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee.

I.      Variable Account I 2004 Financial Statements                   Page
                                                                       ----

Report of PricewaterhouseCoopers LLP, Independent
       Registered Public Accounting Firm.............................  VA-I - 1
Statement of Net Assets as of December 31, 2004......................  VA-I - 2
Statement of Operations for the year ended December 31, 2004.........  VA-I - 4
Statement of Changes in Net Assets for the years ended
       December 31, 2004 and 2003 (restated).........................  VA-I - 6
Notes to Financial Statements........................................  VA-I - 30

II.     AIG Life 2004 Financial Statements                             Page
                                                                       ----

Report of PricewaterhouseCoopers LLP, Independent
       Registered Public Accounting Firm.............................  F - 2
Balance Sheets as of December 31, 2004 and 2003 (restated)...........  F - 3
Statements of Income for the years ended
       December 31, 2004, 2003 (restated) and 2002 (restated)........  F - 5
Statements of Shareholders' Equity for the years ended
       December 31, 2004, 2003 (restated) and 2002 (restated)........  F - 6
Statements of Cash Flows for the years ended
       December 31, 2004, 2003 (restated) and 2002 (restated)........  F - 7
Statements of Comprehensive Income for the years ended
       December 31, 2004, 2003 (restated) and 2002 (restated)........  F - 8
Notes to Financial Statements........................................  F - 9

III.    National Union December 31, 2004 Financial Statements
        (Statutory Basis)                                              Page
                                                                       ----

Report of PricewaterhouseCoopers LLP, Independent Auditors...........   1
Statement of Admitted Assets, Liabilities, Capital and Surplus
       (Statutory Basis) as  of December 31, 2004 ...................   3
Statement of Operations and Capital and Surplus Account
       (Statutory Basis) for the year ended December 31, 2004........   5
Statement of Cash Flow (Statutory Basis) for the year ended
       December 31, 2004.............................................   6
Notes to Statutory Basis Financial Statements........................   7

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            NAIC Company Code: 19445

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of National Union
 Fire Insurance Company of Pittsburgh, Pa.

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pennsylvania (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Pennsylvania, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                                 2004
                                                                                          ------------------
                                 Admitted Assets
                                 ---------------
Bonds, principally at amortized cost (NAIC market value: 2004 - $9,570,573,421)           $    9,305,455,243
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $2,259,718,101)          2,259,869,600
  Common stocks, at NAIC market value (cost: 2004 - $2,736,085,117)                            5,869,968,485
Short-term investments, at amortized cost (approximates NAIC market value)                       109,445,916
Other invested assets, primarily at equity (cost: 2004 - $778,680,448)                         1,051,860,397
Cash                                                                                             115,855,420
Receivable for securities                                                                         20,335,406
                                                                                          ------------------
  Total cash and invested assets                                                              18,732,790,467
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                               637,679,844
  Premiums and installments booked but deferred and not yet due                                  732,071,029
  Accrued retrospective premiums                                                                   8,146,022
Funds held by or deposited with reinsurers                                                       170,139,026
Amounts billed and receivable under high deductible policies                                     387,572,138
Reinsurance recoverable on loss payments                                                         258,992,292
Electronic data processing equipment, less accumulated depreciation                                        -
Federal and foreign income tax recoverable from parent                                           630,957,888
Net deferred tax asset                                                                           379,831,649
Interest and dividends due and accrued                                                           132,033,449
Receivable from parent, subsidiaries and affiliates                                              571,350,993
Equities in underwriting pools and associations                                                  526,124,099
Deposit accounting assets                                                                      1,729,756,283
Deposit accounting assets - funds held                                                           448,278,780
Other assets                                                                                     356,464,639
                                                                                          ------------------
  Total admitted assets                                                                   $   25,702,188,598
                                                                                          ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                               2004
                                                                        ------------------
                                   Liabilities
                                   -----------
Unpaid losses                                                           $    8,653,435,477
Reinsurance payable on paid loss and loss adjustment expenses                  273,784,621
Unpaid loss adjustment expenses                                              1,157,932,033
Commissions payable, contingent commissions and other similar charges           17,127,133
Other expenses (excluding taxes, licenses and fees)                                629,897
Taxes, licenses and fees (excluding federal and foreign income taxes)          125,541,913
Unearned premiums                                                            4,142,836,959
Funds held under reinsurance treaties                                          275,189,079
Provision for reinsurance                                                      334,695,745
Dividends declared and unpaid                                                   50,133,001
Ceded reinsurance premiums payable, net of ceding commissions                   66,516,298
Amounts withheld or retained by company for account of others                   17,075,388
Accrued interest payable                                                       128,955,013
Payable to parent, subsidiaries, and affiliates                              1,190,865,179
Retroactive reinsurance reserve - assumed                                       11,269,882
Retroactive reinsurance reserve - ceded                                        (86,065,351)
Deposit accounting liability - funds held                                    1,149,918,225
Deposit accounting liabilities                                                 691,334,955
Other liabilities                                                              124,191,623
                                                                        ------------------
  Total liabilities                                                         18,325,367,070
                                                                        ------------------
                               Capital and Surplus
                               -------------------
Special surplus funds from retroactive reinsurance                              86,109,944
Common capital stock, $5 par value, 1,000,000 shares authorized,
 895,750 shares issued and outstanding                                           4,478,750
Capital in excess of par value                                               2,494,261,950
Unassigned surplus                                                           4,791,970,884
                                                                        ------------------
  Total capital and surplus                                                  7,376,821,528
                                                                        ------------------
  Total liabilities, capital and surplus                                $   25,702,188,598
                                                                        ==================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                              2004
                                                                                        -----------------
Underwriting income:
Premiums earned                                                                         $   6,592,661,871
                                                                                        -----------------
Deductions:
  Losses incurred                                                                           4,943,209,544
  Loss adjustment expenses incurred                                                           755,383,964
  Other underwriting expenses incurred                                                      1,369,228,817
                                                                                        -----------------
Total underwriting deductions                                                               7,067,822,325
                                                                                        -----------------
Net underwriting loss                                                                        (475,160,454)
                                                                                        -----------------
Investment income:
  Net investment income earned                                                                826,486,953
  Net realized capital gain                                                                    69,541,791
                                                                                        -----------------
Net investment gain                                                                           896,028,744
                                                                                        -----------------
Net loss from agents' or premium balances charged off                                         (45,159,809)
Other gain                                                                                     76,730,661
                                                                                        -----------------
Income before dividends to policyholders and federal and foreign income taxes                 452,439,142
Dividends to policyholders                                                                        561,863
                                                                                        -----------------
Income after dividends to policyholders but before federal and foreign income taxes           451,877,279
Federal and foreign income tax benefit                                                        125,487,048
                                                                                        -----------------
Net income                                                                              $     326,390,231
                                                                                        =================
                           Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                            $   6,899,255,658
  Adjustment to beginning surplus                                                            (545,683,693)
                                                                                        -----------------
Total capital and surplus, as of January 1, 2004                                            6,353,571,965

Gains and (losses) in surplus:
  Net income                                                                                  326,390,231
  Change in net unrealized capital gains                                                      573,378,323
  Change in net deferred income tax                                                           298,937,727
  Change in non-admitted assets                                                               (91,498,718)
  Change in provision for reinsurance                                                          42,397,392
  Paid in surplus                                                                             143,782,280
  Cash dividends to stockholder                                                              (207,198,576)
  Other surplus adjustments                                                                   (83,203,870)
  Foreign exchange translation                                                                 20,264,774
                                                                                        -----------------
Change in surplus as regards policyholders for the year                                     1,023,249,563
                                                                                        -----------------
Total capital and surplus, December 31, current year                                    $   7,376,821,528
                                                                                        =================

                        See Notes to Financial Statements

            NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                     2004
                                                                              -----------------
Premiums collected, net of reinsurance                                        $   6,963,058,854
Net investment income                                                               831,974,047
Miscellaneous income                                                                 31,570,852
                                                                              -----------------
Total                                                                             7,826,603,753
Benefit and loss related payments                                                   (65,275,726)
Commissions, expenses paid and aggregate write-ins for deductions                 1,864,377,132
Dividends paid to policyholders                                                         634,047
Federal and foreign income taxes paid                                               675,867,893
                                                                              -----------------
Total                                                                             2,475,603,346
                                                                              -----------------
Net cash from operations                                                          5,351,000,407
                                                                              -----------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                           2,314,127,808
  Stocks                                                                            550,432,733
  Other invested assets                                                           4,024,637,594
  Miscellaneous proceeds                                                             52,604,584
                                                                              -----------------
Total investment proceeds                                                         6,941,802,719
                                                                              -----------------
Cost of investments acquired (long-term only):
  Bonds                                                                           5,009,143,699
  Stocks                                                                            459,758,296
  Other invested assets                                                           4,039,996,619
  Miscellaneous applications                                                        200,244,605
                                                                              -----------------
Total investments acquired                                                        9,709,143,219
                                                                              -----------------
Net cash used for investments                                                    (2,767,340,500)
                                                                              -----------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                                  143,782,280
  Dividends to stockholders                                                        (206,319,826)
  Net deposit on deposit-type contracts and other insurance                        (677,632,408)
  Other cash applied                                                             (1,857,650,066)
                                                                              -----------------
Net cash used in financing and miscellaneous sources                             (2,597,820,020)
                                                                              -----------------
Net change in cash and short-term investments                                       (14,160,113)

                                 RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                                 239,461,449
                                                                              -----------------
  End of year                                                                 $     225,301,336
                                                                              =================

                        See Notes to Financial Statements

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     National Union Fire Insurance Company of Pittsburgh, PA (the "Company" or "NUF") is a direct wholly-owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania.

     The Insurance Department of the Commonwealth of Pennsylvania recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial condition and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the Commonwealth of Pennsylvania has adopted the following accounting practices that differ from those found in NAIC SAP. Specifically, the prescribed practices of discounting of workers compensation reserves on a non-tabular basis (in NAIC SAP, discounting of reserves is not permitted on a non tabular basis) and the permitted practices that Schedule F is prepared on a New York basis including New York Regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance (in NAIC SAP, New York Regulation 20 credits are not permitted).

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by the Commonwealth of Pennsylvania is shown below:

                                                                2004
                                                          -----------------
     Net Income, Insurance Department of the
      Commonwealth of Pennsylvania                        $     326,390,231

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                                  (46,613,228)
                                                          -----------------
     Net Income, NAIC SAP                                 $     279,777,003
                                                          =================

     Statutory Surplus, Insurance Department of
      the Commonwealth of  Pennsylvania                   $   7,376,821,528

     State Practices - (Charge) Credit
       Non-Tabular Discounting                                 (191,238,825)
       Reinsurance Credits                                     (201,318,345)
                                                          -----------------
     Statutory Surplus, NAIC SAP                          $   6,984,264,358
                                                          -----------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; and
     (7) premium contracts that do not have sufficient risk transfer are treated as deposit accounting assets; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method.; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market; (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

     A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Pennsylvania requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

     B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Other than temporary impairments of investments are provided for by writing down the impaired security to fair value as the new cost basis, with the corresponding surplus impact accounted for as a realized loss. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of mortgage-backed securities approximated $237,683,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and joint venture and partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based upon the equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint venture, partnerships and foreign currency translation are credited or charged to unassigned surplus.

     C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the lease or estimated useful lives. The Company had depreciation expense of $18,007,654 for the year ended 2004.

     E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

          recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $151,670,515 and $191,238,825, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using discount tables promulgated by the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, liabilities include $2,334,788,934 of such discounted reserves.

     F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

     G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

     H.   Dividends to policyholders are charged to income as declared.

     I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

     J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities, capital and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

     K. Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency at a specific price and at a specific date in the future. Foreign exchange contracts are entered into in order to hedge the foreign exchange component of long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in income. Derivatives are not used for hedge accounting treatment.

     L. Common capital stock and Capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

     M. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

     N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

     O. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses. Investment income is not considered in the calculation.

     P. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $8,146,022.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                                Amount
     ---------------------------------------------------------------------

     Total capital and surplus, as of December 31, previous
      year                                                     $ 6,899,256

     Adjustments to beginning surplus:
         1. Union Excess                                          (391,211)
         2. Richmond                                               (46,662)
         3. Coventry                                               (16,817)
         4. In-Substance Defeasance                                 19,500
         5. Loss Reserves                                          (79,040)
         6. DBG Analysis                                           (56,278)
         7. Other Adjustments                                      (42,334)
              Risk Transfer (Other than Union Excess
               and Richmond)                                       (17,510)
                                                               -----------
            Total Adjustments to beginning surplus                (545,684)
                                                               -----------
     Total capital and surplus, as of January 1, 2004          $ 6,353,572
                                                               ===========

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. and such transactions have been reversed in the Company's financial statements.

                 National Union Fire Insurance Company of Pittsburgh, Pa.
             Notes toStatutory Basis Financial Statements for the year ended
                                   December 31, 2004

     4. In-Substance Defeasance - Company entered into a funding agreement and related interest rate swap. These contracts were intended to be entered into by American International Surplus Lines Insurance Company (AISLIC) to economically hedge a corresponding AISLIC contract. The Company has since assigned the intercompany funding agreement and novated the interest rate swap to AISLIC as if in each case the contracts had been entered into by AISLIC at inception.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because in each instance IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, that individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, were adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as alternative minimum tax credits generated by the Company. The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due from/to the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset as of December 31, 2004 are as follows:

                                                                           Amount
                                                                       ---------------
     Gross deferred tax assets                                         $   920,086,561
     Gross deferred tax liabilities                                        475,058,795
     Non-admitted deferred tax assets in accordance with SSAP No.10,
      income taxes                                                          65,196,117
                                                                       ---------------
     Net deferred tax assets admitted                                      379,831,649
                                                                       ---------------
     Change in deferred tax assets non-admitted                        $    65,196,117
                                                                       ---------------

     Tax benefit on net underwriting and net investment income         $    65,519,057
     Federal income tax adjustment - prior year                             35,628,364
     Tax expense on net realized gain                                       24,339,627
                                                                       ---------------
     Current income taxes incurred                                     $   125,487,048
                                                                       ---------------

     Prior years' federal income tax adjustment of $35,628,364 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets                                           Amount
     -------------------                                       ---------------
     Loss reserve discount                                     $   422,379,371
     Non-admitted assets                                           157,780,340
     Unearned premium reserve                                      289,998,587
     Unrealized capital losses                                         254,974
     Other temporary differences                                    49,673,289
                                                               ---------------
     Gross deferred tax assets                                     920,086,561
     Non-admitted deferred tax assets                              (65,196,117)
                                                               ---------------
     Admitted deferred tax assets                              $   854,890,444
                                                               ---------------
     Deferred Tax Liabilities
     ------------------------
     Partnership adjustments
     Deferred stock on ILFC sale                               $  (307,216,789)
     Unrealized capital gains                                     (167,842,006)
                                                               ---------------
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net admitted deferred tax assets                          $   379,831,649
                                                               ---------------


     Gross deferred tax assets                                 $   920,086,561
     Gross deferred tax liabilities                               (475,058,795)
                                                               ---------------
     Net deferred tax (liabilities) / assets                   $   445,027,766
                                                               ---------------
     Tax effect of unrealized gains

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                                    Amount           Tax Effect
                                                               ---------------    ---------------
     Income before taxes                                       $   451,877,280    $   158,157,049
     Federal income tax adjustment - prior year                    101,795,326         35,628,364
     Tax exempt income and dividends received deduction           (259,564,711)       (90,847,649)
     Non-admitted assets                                                     -       (157,780,340)
     Permanent adjustment to provision                                       -           (521,828)
     Intercompany dividends                                       (369,165,486)      (129,207,920)
     Writeoffs                                                      36,926,280         12,924,198
     Other                                                          (5,150,150)        (1,802,553)
                                                               ---------------    ---------------
     Total                                                     $   (43,281,461)   $  (173,450,679)
                                                               ---------------    ---------------

     Federal income tax incurred                                                  $   125,487,048
     Change in deferred tax                                                          (298,937,727)
                                                                                  ---------------
     Taxable income                                                               $  (173,450,679)
                                                                                  ===============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                               $    89,858,684
     First preceding year                       $   201,254,022
     Second preceding year                      $             -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branch) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 38%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                     NAIC Company        Pool
     Company                                                             Code       Participation %

     1)  AIU Insurance Company                                          19399            1%
     2)  American International Pacific Insurance Company               23795            0%
     3)  American International South Insurance Company                 40258            0%
     4)  American Home Assurance Company                                19380           36%
     5)  Birmingham Fire Insurance Company of Pennsylvania              19402            5%
     6)  Commerce and Industry Insurance Company                        19410           10%
     7)  Granite State Insurance Company                                23809            0%
     8)  Illinois National Insurance Co.                                23817            0%
     9)  The Insurance Company of the State of Pennsylvania             19429            5%
     10) National Union Fire Insurance Company of Pittsburgh, Pa *      19443           38%
     11) New Hampshire Insurance Company                                23481            5%

*    Lead Company

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Included in "Receivable/(payable) from/to parent, subsidiaries and affiliates" of the accompanying Statement of Admitted Assets and Liabilities as of December 31, 2004 are balances with pool member companies generated as a result of the pooling arrangement of $709,842,798 payable to the pool members.

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the Commonwealth of Pennsylvania transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are: American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, PA. ("NUF") (11%) and American Home Assurance Company ("AHAC") (10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $530,063,056, gross of $623,392,304 in loss reserves.

     Additionally the Company holds 16.88% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following table summarizes the transactions by the Company with any affiliated companies that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).


                                                                 Assets Received by             Assets Transferred by
     2004                                                             Insurer                         Insurer
     ----                                                       --------------------------   -------------------------
       Date of     Explanation of      Name of     Name of       Statement                     Statement
     Transaction    Transaction        Insurer   Affiliate *       Value       Description       Value      Description

      3/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,347,891     Cash
      6/3/2004         Dividend          NUF        PARENT      $          -        -        $ 59,518,653     Cash
      9/3/2004         Dividend          NUF        PARENT      $          -        -        $ 48,875,141     Cash
     12/3/2004         Dividend          NUF        PARENT      $          -        -        $ 49,578,141     Cash
     12/17/2004    Purchase of Bonds     NUF         UGC        $284,634,545      Bonds      $284,634,545     Cash
      3/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,636,250      Cash       $          -       -
      6/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
      9/3/2004         Dividend          NUF     ILFC & AIGCC   $ 27,812,000      Cash       $          -       -
     12/3/2004         Dividend          NUF     ILFC & AIGCC   $ 28,866,500      Cash       $          -       -

* UGC: United Guaranty Corporation; ILFC: International Lease Finance Corporation; AIGCC: AIG Capital Corporation

     The Company did not change its methods of establishing terms regarding any affiliate transaction during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems, investment, salvage and subrogation and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corp. and AIG Global Trust Services, Limited, AI Recovery, Inc., and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $25,777,906, $4,241,255, $229,185, $3,273,810 and $120,686,509,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund of $109,445,916 and the AIG domestic fund of $424,496, respectively as of December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                         2004
     -------                                                   ---------------
     AIG                                                       $   630,957,888
                                                               ---------------
     Current federal and foreign income tax recoverable from
      parent                                                   $   630,957,888
                                                               ---------------

     During 2004, the Company sold $227,539,431 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,991,811.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The guarantees are not expected to have a material effect upon the Company's surplus as guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.


     (in thousands)                                         Guarantee    Policyholder     Invested       Estimated    Policyholder
     Guaranteed Company                                      Issued      Obligations       Assets           Loss        Surplus
     ------------------                                     ----------   ------------   -----------     -----------   ------------
     Audubon Insurance Company                              11/5/1997    $     30,838    $    124,091   $         -   $    56,654
     Landmark Insurance Company                              3/2/1998          85,746         198,958             -        88,380
     Starr Excess Liability Insurance Company, Ltd.         7/29/1998         225,860       1,939,969             -       584,076
     Starr Excess Liability Insurance International
      Limited                                               5/28/1998       1,597,007         302,793             -       237,226
     American International Insurance Company of Puerto
      Rico                                                  11/5/1997         276,599         172,268             -       109,561
     AHICO First American-Hungarian Insurance Company       9/15/1998          13,794          15,874             -        15,791
     AIG Europe (Ireland) Ltd.                              12/15/1997        569,814         373,536             -       145,441
     AIG Global Trade and Political Risk Ins. Co.           11/5/1997               -         312,219             -       213,107
     AIG Poland Insurance Company                           9/15/1998          24,946          41,456             -        23,651
     AIG Russia Insurance Company ZAO                       9/15/1998          87,954          91,484             -        14,464
     AIG Slovakia Insurance Company A.S.                    12/23/1998          5,444           3,285             -         3,118
     La Meridional Compania Argentina de Seguros S.A.        1/6/1998          91,912          49,810             -        51,687
     AIG Romania Insurance Company                          12/23/1998         10,272           5,268             -         4,295
     AIG Ukraine Insurance Company                          10/1/2000           1,177           1,386             -           716
     AIG Bulgaria Ins and Reinsurance Co                    12/23/1998          4,998           4,055             -         4,015
     AIG Life Insurance Company *                           7/13/1998       9,200,210      10,143,973             -       739,951
     American International Assurance Co (Bermuda) Ltd.     8/23/1999       5,813,905       8,102,130             -     1,322,741
     American International Life Assurance Company of NY *  7/13/1998       7,391,673       7,949,041             -       565,892
     New Hampshire Indemnity Company, Inc.                  12/15/1997         97,465         230,177             -        98,133
                                                                         ------------    ------------   -----------   -----------
       Total                                                             $ 25,529,614    $ 30,061,773   $         -   $ 4,278,899
                                                                         ------------    ------------   -----------   -----------

*    The guaranteed Company is also backed by a support agreement issued by AIG.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."


                                                                                            2004 Equity
     Company                                         Ownership   Cost 2004    Equity 2004     Change
     --------------------------------------------------------------------------------------------------
     Preferred Stock:
     ----------------
     AIG Life Insurance Company                         100.00%  $  250,000   $  250,000    $       -
     AIG Capital Corporation                            100.00%   2,000,000    2,000,000            -

     Common stock:
     -------------
     International Lease Finance Corp.                   35.15%     793,240    1,955,638      157,324
     Lexington Insurance Company                         70.00%     257,973    1,566,921      181,945
     United Guaranty Corporation                         45.88%      74,893      272,711      142,547
     AIU Insurance Company                               32.00%      40,000      189,216       37,909
     American International Specialty
     Lines Insurance Company                             70.00%      74,497      245,798      (13,173)
     Starr Excess Liability Ins. Co. Ltd.               100.00%     385,454      581,017       45,181
     Pine Street Real Estate Holding Corp.               76.80%       3,139       14,961          642
     Pine Street I Holdings LLC                          76.79%           -            -     (113,818)
     21st Century Insurance Group                        33.14%     467,720      290,917       (3,209)
     American International Realty, Inc.                 22.06%      20,736       19,123       (3,936)
     Eastgreen, Inc.                                      9.40%       8,976        9,519          376
     AIG Lodging Opportunities, Inc.                    100.00%       3,139        3,236          761
     National Union Fire Ins. Co. of Vermont            100.00%       1,000            -       (2,510)
     National Union Fire Ins. Co. of La.                100.00%       2,500        5,919          315
                                                                 ----------   ----------    ----------

     Total                                                       $4,383,267   $7,404,976    $  430,354
                                                                 ==========   ==========    ==========

     The remaining equity interest in these equities, except for 21st Century Insurance Group, is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10%.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rate and the average rate of increase in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for discount rates and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $10.4 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1987 and 1991. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is correctly bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2.0 million The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                        2004
                                        ----

     Discount rate                      5.75%
     Average salary rate increase       4.25%
     Medical trend rate year 1*        10.00%
     Medical trend rate year 6 and
      over*                             5.00%

* The medical trend rate grades downward from years 1 through 5. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million. Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $134.4 thousand for 2004. Postretirement calculations are based principally on the formula described in the AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $9,673,296,000.

     The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:


     (in thousands)
     --------------
                                                                               Gross           Gross           NAIC
                                                             Amortized       Unrealized     Unrealized        Market
                                                                Cost           Gains          Losses           Value
                                                           -------------   -------------   -------------   -------------
     2004
     Debt securities:
     U.S. governments:                                     $      45,062   $       1,117   $         144   $      46,035
     All other governments:                                      465,565          17,831             260         483,136
     States, territories and possessions:                      2,097,759          58,903           4,204       2,152,458

     Political subdivisions of states, territories
      and possessions:                                         1,933,929          56,880             555       1,990,254

     Special revenue & special assessment obligation
      and all non-guaranteed obligations of agencies and
      authorities of government and their political
      subdivisions:                                            4,300,455         131,102           2,836       4,428,721
     Public utilities:                                            10,515           1,205               -          11,720
     Industrial & miscellaneous:                                 452,170           6,795             716         458,249
                                                           -------------   -------------   -------------   -------------
     Total debt securities:                                $   9,305,455   $     273,833   $       8,715   $   9,570,573
                                                           -------------   -------------   -------------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

          (in thousands)
          --------------
                                                              Amortized           NAIC
                                                                Cost          Market Value
                                                          ---------------   ---------------
          Due in one year or less                         $        29,408   $        37,302
          Due after one year through five years                   507,375           519,338
          Due after five years through ten years                1,447,668         1,482,452
          Due after ten years                                   7,083,325         7,293,798
          Mortgaged-backed securities                             237,679           237,683
                                                          ---------------   ---------------
          Total                                           $     9,305,455   $     9,570,573
                                                          ---------------   ---------------

     Proceeds from sales of investments in debt securities during 2004 were $2,126,400,238. Gross gains of $18,766,509 and gross losses of $19,711,930 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,248,472,132 were deposited with regulatory authorities as required by law at December 31, 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Proceeds from sales of equity investments amounted to $501,263,837 in 2004. Gross gains of $57,844,801 and gross losses of $7,160,919 were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $3,326,964,622 and gross unrealized losses of $192,929,755.

     In 2004 the Company reported the following write downs on its joint venture and partnership investments due to an other than temporary decline in fair value:

          Marlwood                                             $     8,876,837
          Odyssey Invest                                             1,914,359
          Advance Technology Venture V                               1,044,759
          Items Less Than $1 Million                                   753,998
                                                               ---------------
          Total                                                $    12,589,953
                                                               ===============

     As of December 31, 2004 securities with a market value of $41,887,886 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $121,624,316 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                            Gross
                                                            Amortized     Unrealized      Number of
     2004                                                     Cost          Loss          Securities
     ----                                                 ------------   ------------    -----------
     Less than six months                                 $    146,927   $        348            28
     More than six months but less than nine months            648,929          3,922            49
     More than nine months but less than twelve months         110,196            959             6
     Twelve months or greater                                  318,343          3,486            21
                                                          ------------   ------------    -----------
     Total                                                $  1,224,395   $      8,715           104
                                                          ============   ============    ===========

     The Company plans to hold its securities until the gross unrealized losses are recovered.

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company had reinsurance recoverables in dispute of $80,435,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                                                    Unpaid Losses
                                                              Paid Losses and         and Loss
                                           Unearned Premium   Loss Adjustment        Adjustment
     2004                                      Reserves          Expenses            Expenses
     ----                                  ----------------   ----------------    ----------------
     Affiliates                            $      9,095,231   $         (5,225)   $     29,697,663
     Non-Affiliates                                 488,434            264,218           2,999,793
                                           ----------------   -----------------   ----------------
     Total                                 $      9,583,665   $        258,993    $     32,697,456
                                           ----------------   -----------------   ----------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written           Earned
                                               ---------------   ---------------
     2004
     Direct business                           $     6,361,956   $     6,291,282
     Reinsurance assumed
       Affiliates                                   21,103,816        19,703,510
       Non-Affiliates                                  502,326           533,280
                                               ---------------   ---------------
     Reinsurance ceded
       Affiliates                                   19,544,479        18,386,791
       Non-Affiliates                                1,394,320         1,548,619
                                               ---------------   ---------------
     Net premiums                              $     7,029,299   $     6,592,662
                                               ===============   ===============

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which, were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,216,986,587 and initial deposit liabilities of $(789,132,395). As of December 31, 2004, the Company had a remaining deposit asset of $1,870,606,809 after taking into account interest income of 112,880,397, loss recoveries of $468,524,055 and additional deposits of $9,263,881 and a remaining deposit liability of $(691,334,955) after taking into account interest expense of $(38,858,587), loss payouts of $105,060,891, amortization of margin of $47,798,181 and additional deposit liabilities of $(16,203,045). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $140,850,525.

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     ---------------
     Reinsurer                                                                    Amount
     ---------                                                         -------------------------------
     Affiliates                                                                          $  37,207,997

     Berkshire Hathaway International                                          337
     Cologne Reinsurance Co. of America                                      1,285
     Faraday Reinsurance Co. Ltd. (F/Cologne Re. Co.)                          985
     Geico General Insurance Co.                                               476
     General & Cologne Life Re of America                                    2,562
     General & Cologne Re Australasia Ltd. (New Zealand Branch)                 92
     General Cologne Re Ruckvers-Ag. Wien (F/Kolnische)                        285
     General Re Australasia Ltd. (formerly General Cologne Aust)               841
     General Cologne Re UK  Ltd. (F/ General Re Europe)                        163
     General Reinsurance Corporation                                       190,050
     General Star Indemnity                                                     10
     General Star National Insurance Co.                                     2,463
     Kolnische Ruckversicherungs Gesellschaft                                   73
     National Indemnity Company                                             47,869
     Republic Insurance Company                                              1,792
     Unione Italiana Reinsurance Co. of America                                486
                                                                     -------------
       Total Berkshire Hathaway Group                                                          249,769
                                                                                         -------------
       Total                                                                             $  37,457,766
                                                                                         =============

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:


     2004

                          Assumed Reinsurance            Ceded Reinsurance                  Net
                        -------------------------   -------------------------    -------------------------
                         Premium      Commission       Premium       Commission     Premium     Commission
     (in thousands)      Reserves       Equity         Reserves        Equity       Reserves      Equity

     Affiliated         $ 9,810,548   $ 1,168,028   $ 9,095,231   $ 1,058,103    $   715,317   $   109,925
     Non Affiliated         945,951       112,624       488,434        56,822        457,517        55,802
                        -----------   -----------   -----------   -----------    -----------   -----------
     Total              $10,756,499   $ 1,280,652   $ 9,583,665   $ 1,114,925    $ 1,172,834   $   165,727
                        ===========   ===========   ===========   ===========    ===========   ===========

     The Company has reported in its 2004 underwriting results $65,362,900 of statutory loss comprised of premiums earned of $(8,776,886) and losses incurred of $56,586,014 as a result of commutations with the following reinsurers:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Company                                    Amount
     -------                                ------------
     Farm Bureau Mutual                     $    669,519
     Providence Washington                       (18,231)
     TIG Insurance Co.                          (918,265)
     Aviabel S.A.                                289,327
     Royal and Sun Alliance PLC                  247,093
     CX Reinsurance                            4,511,170
     SCOR Re                                  22,458,233
     AXA Corporate Solutions                   3,668,052
     AXA Albingia                              6,161,394
     National Indemnity Co.                    2,818,968
     General Re Corp.                         16,983,762
     Western General Insurance                         -
     Trenwick America                            616,048
     Cottrell Syndicate                          (70,715)
     Converium Reins.                          7,946,545
                                            ------------
     Total                                  $ 65,362,900
                                            ============


                                                               Assumed          Ceded
                                                            -------------    -------------
     Retroactive Reinsurance as of December 31, 2004
     a  Reserves Transferred:
     1) Initial Reserves                                    $ 228,366,301    $ 166,075,748
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (191,306,975)     (54,220,952)
                                                            -------------    -------------
     4) current total                                       $  37,059,326    $ 111,854,796
                                                            -------------    -------------
     b  Consideration Paid or Received:
     1) Initial Reserves                                    $ 205,770,000    $ 291,794,595
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                           (190,000,000)     (19,040,279)
                                                            -------------    -------------
     4) current total                                       $  15,770,000    $ 272,754,316
                                                            -------------    -------------
     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                       $   1,511,434    $ 312,858,356
     2) current year                                            1,879,380       31,209,799
                                                            -------------    -------------
     3) current total                                       $   3,390,814    $ 344,068,155
                                                            -------------    -------------
     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                        $           -    $  50,200,810
     2) adjustments - prior year(s)                                     -                -
     3) adjustments - current year                                      -       35,909,134
                                                            -------------    -------------
     4) current year restricted surplus                                 -       86,109,944
                                                            -------------    -------------
     5) cumulative total transferred to unassigned funds    $           -    $   1,905,426
                                                            -------------    -------------

     e. All cedents and reinsurers involved in all transactions included in summary totals above:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004


        NAIC/Alien
          Code                        Company                       Assumed          Ceded
     ---------------              ---------------              ---------------   ---------------
                     (in thousands)
                     --------------
     AA-1320035      AXA RE                                      $          -   $    1,066,149
       19453         TRANSRECO                                              -        1,104,850
     AA-3194128      ALLIED WORLD ASSURANCE CO. LTD                         -            9,791
     AA-3194126      ARCH REINSURANCE LTD.                                  -           19,583
     AA-3194130      ENDURANCE SPECIALTY INSURANCE                          -          178,537
     AA-1121425      MARKEL INTL INSURANCE CO LTD.                          -          137,667
       39845         EMPLOYERS REINSURANCE CO                               -          118,119
       10357         PLATINUM UNDERWRITERS REINSURA                         -           79,477
       23043         LIBERTY MUTUAL                                         -           54,736
       22977         LUMBERMENS MUTUAL CASUALTY CO                          -          182,428
       42439         TOA RE INS CO OF AMERICA                               -          232,475
     AA-1121366      SPHERE DRAKE INSURANCE LTD                             -            4,509
     AA-1340099      ALLIANZ MARINE & AVIATION VERS                         -           50,865
       30058         SCOR REINS. CO.                                        -           15,638
     AA-3190800      ALEA (BERMUDA) LTD.                                    -          261,447
     AA-1120355      CX REINSURANCE COMPANY LTD.                            -          364,856
     AA-1340125      HANNOVER RUCKVERSICHERUNGS AG.                         -          332,674
       19895         ATLANTIC MUTUAL INS. CO.                               -           13,299
     AA-1930320      GORDIAN RUNOFF LTD.                                    -           50,039
     AA-1320105      COMPAGNIE TRANSCONTINENTALE DE                         -            3,337
     AA-1340085      E&S RUCKVERSICHERUNGS AG                               -            5,338
     AA-1340255      WURTTEMBURGISCHE VERSICHERUNG,                         -          151,740
     AA-1120440      COPENHAGEN REINSURANCE (U.K.)                          -            3,008
     AA-1120140      ALLIANZ CORNHILL INS PLC                               -          161,388
     AA-1121400      SWISS REINSURANCE CO. (UK) LTD                         -          121,040
     AA-1460080      HELVETIA, COMPAGNIE SUISSE D'A                         -          130,063
     AA-1460025      LA BALOISE INS. CO. LTD.                               -           64,672
       10103         AMERICAN AGRICULTURAL INS. CO.                         -           30,448
       10227         AMERICAN REINSURANCE                                   -          157,714
       24767         ST. PAUL F&M-MN.                                       -          629,661
       25070         CLEARWATER INS. CO                                     -          196,976
     AA-1340218      TELA VERSICHERUNG AKT.                                 -           45,130
       22969         GE REINSURANCE CORP.                                   -           82,143
     AA-1120512      GE SPECIALTY                                           -            9,060
       25364         SWISS RE AMERICA CORP.                                 -        1,755,792
       20443         CONTINENTAL CASUALTY COMPANY                           -          166,103
       13021         UNITED FIRE & CASUALTY COMPANY                         -            1,684
     AA-1120481      QBE INT'L INS LTD                                      -           96,559
     AA-1560483      HANNOVER RE-CANADA                                     -          301,112
     AA-3190256      LYNDON PROPERTY INS. CO.                               -          277,258
       10048         HYUNDAI M & F INS CO (US BR)                           -            2,527
     AA-1126002      LLOYDS 0002                                            -          161,388
     AA-1126033      LLOYDS 0033                                            -            1,501
     AA-1126040      LLOYDS 0040                                            -            3,008
     AA-1126079      LLOYDS 0079                                            -           15,071
     AA-1126112      LLOYDS 0112                                            -            4,522
     AA-1126122      LLOYDS 0122                                            -            3,008
     AA-1126183      LLOYDS 0183                                            -            6,032

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004


     AA-1126205      LLOYDS 0205                                            -           63,704
     AA-1126376      LLOYDS 0376                                            -            3,008
     AA-1126483      LLOYDS 0483                                            -            4,522
     AA-1126484      LLOYDS 0484                                            -            2,255
     AA-1126535      LLOYDS 0535                                            -           95,566
     AA-1126957      LLOYDS 0957                                            -           84,612
     AA-1126990      LLOYDS 0990                                            -           32,603
     AA-1126991      LLOYDS 0991                                            -            3,008
     AA-1127003      LLOYDS 1003                                            -            4,522
     AA-1127047      LLOYDS 1047                                            -            1,501
     AA-1127212      LLOYDS 1212                                            -          194,896
     AA-1127215      LLOYDS 1215                                            -            3,008
     AA-1127221      LLOYDS 1221                                            -           95,566
     AA-1128488      LLOYDS 2488                                            -          212,435
     AA-1126034      LLOYDS 0034                                            -           12,050
     AA-1128001      LLOYDS 2001                                            -           48,417
     AA-1127241      LLOYDS 1241                                            -          242,783
       82627         SWISS RE LIFE & HEALTH AMERICA                         -          347,690
       31089         REPUBLIC WESTERN INS CO                                -            4,211
       38776         FOLKSAMERICA REINSURANCE CO.                           -          236,880
       36552         AXA CORPORATE SOLUTIONS                                -           31,609
       39322         GENERAL SECURITY NATIONAL                              -          244,494
       34894         TRENWICK AMERICA RE                                    -          207,995
       32603         BERKLEY INS CO                                         -           78,857
     AA-1320035      AXA RE                                                 -          135,307
     AA-1120126      ALEA LONDON LTD.                                       -           80,695
       39675         PMA CAPITAL INS CO                                     -          157,714
     AA-1560745      SCOR CANADA REINSURANCE COMPAN                         -          389,177
       42439         TOA-RE INS CO.                                         -          257,957
     AA-1340090      GE FRANKONA RUCKVERSICHERUNGS                          -           14,736
     AA-3190529      GAI INS CO. LTD.                                       -          135,127
       23680         ODYSSEY AMER RE CORP.                                  -        1,193,283
     AA-3190005      AMERICAN INTERNATIONAL REINS. CO., LTD.                -       64,376,560
       15032         GUIDEONE MUTUAL INS. CO.                      11,269,882                -
     AA-3191086      ASTRO LTD.                                             -          664,722
       10535         ALASKA SCHOOLS INS. CO.                                -           45,256
     AA-3160040      DBB INSURANCE CO. LTD.                                 -          186,064
         -           UPINSCO INC.                                           -        3,405,007
         -           P.E.G. REINSURANCE CO.                                 -       28,515,669
         -           BUILDERS INS. CO., LTD.                                -          145,075
       19399         AIU INSURANCE CO.                              1,074,171        1,031,829
       19380         AMERICAN HOME ASSURANCE CO.                    5,111,238                -
       19445         NATIONAL UNION INS. CO. OF PITTSBURGH, PA.    19,604,035                -
                                                                 ------------   --------------
                       Total                                     $ 37,059,326   $  111,854,796
                                                                 ------------   --------------

                                       25

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under Pennsylvania law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10% of the Company's statutory surplus, excluding approximately $1.9 billion from an investment in an affiliate for which proper approval from the Insurance Department of the Commonwealth of Pennsylvania has been received, as of December 31, 2004, or 100% of the Company's net income, for the preceding twelve-month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the Commonwealth of Pennsylvania. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $739,743,022. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses  $      3,366,545,473
     (b) Non-admitted asset values    $      (560,218,619)
     (c) Separate account business    $                  -
     (d) Assets valuation reserves    $                  -
     (e) Provision for reinsurance    $      (334,695,745)

     The Company has 1,000,000 shares authorized, 895,750 issued and outstanding of common stock with a par value per share of $5. The Company has no preferred stock outstanding.

     The issued capital and surplus position of the Company at December 31, 2004 was as follows:

                                                                    2004
                                                              ----------------
     Common stock, par value                                  $      4,478,750
     Common stock in excess of par value                         2,494,261,950
                                                              ----------------
                                              Total capital      2,498,740,700
                                                              ----------------

     Unassigned surplus                                          4,791,970,884
     Special surplus from retroactive
      reinsurance                                                   86,109,944
                                                              ----------------
                                              Total surplus      4,878,080,828
                                                              ----------------
                                          Total capital and
                                                    surplus   $  7,376,821,528
                                                              ----------------


9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(25,297,272) of which $(19,800,683) are recovered or recoverable. Thus, the net incurred is $(5,496,589). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     The Company underwrites a significant concentration of its direct business with brokers.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3,369.4 million and the amount billed and recoverable on paid claims was $387.6 million. As of December 31, 2004 the non-admitted balance was $22.3 million.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's direct percentage of policyholder dividend participating policies is 0%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $561,863 in 2004.

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                        2004
                                                  -------------

     Guaranty funds receivable or on deposit      $  19,744,875
     Loss funds on deposit                           79,741,087
     Outstanding loss drafts                        293,065,933
     Accrued recoverables                             6,294,320
     Other                                          (42,381,576)
                                                  -------------
     Other assets                                 $ 356,464,639
                                                  -------------


     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $106.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, the Company, and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, American Home Assurance Company was named as a plaintiff in this case. AIG believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of American Home Assurance Company (American Home) pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of American Home pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, American Home, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, American Home and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     ----------------------------------------------------------------------------------------
     Asbestos Losses-                                                                 2004
     ----------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                           $    306,613
     Incurred loss and loss adjustment expenses                                       601,962
     Calendar year payments for losses and loss adjustment expenses                   81,857
                                                                                 ------------
     Ending reserves                                                             $    826,718
                                                                                 ============
     Net of reinsurance:
     Beginning reserve                                                           $    108,999
     Incurred loss and loss adjustment expenses                                       291,003
     Calendar year payments for losses and loss adjustment expenses                    32,393
                                                                                 ------------
     Ending reserves                                                             $    367,609
                                                                                 ============

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     (in thousands)
     -------------------------------------------------------------------------------------
     Environmental Losses -                                                        2004
     -------------------------------------------------------------------------------------
     Gross of reinsurance:
     Beginning reserve                                                        $    204,822
     Incurred loss and loss adjustment expenses                                    117,251
     Calendar year payments for losses and loss adjustment expenses                 43,919
                                                                              ------------
     Ending reserves                                                          $    278,154
                                                                              ============
     Net of reinsurance:
     Beginning reserve                                                        $     85,324
     Incurred loss and loss adjustment expenses                                     87,348
     Calendar year payments for losses and loss adjustment expenses                 22,757
                                                                              ------------
     Ending reserves                                                          $    149,915
                                                                              ============

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity , on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote.

         Loss Reserves Eliminated By Annuities     Unrecorded Loss Contingencies

                  $702,110,000                              $685,500,000

     The Company has entered into a credit agreement with its ultimate Parent, whereby the Company may loan, subject to contractually agreed interest rates, up to a maximum of $500 million.

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $172.0 million. The Company expects only a small portion will be called during 2005.

     The Company has committed to provide 50.0 million sterling pounds ($95.8 million) in capital to a Lloyds Syndicate. The Company believes that the likelihood of a payment during 2005 is remote.

11.  Liability for Unpaid and Loss Adjustment Expenses

            National Union Fire Insurance Company of Pittsburgh, Pa.
        Notes to Statutory Basis Financial Statements for the year ended
                               December 31, 2004

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

     (in thousands)                                                     2004
     ---------------------------------------------------------------------------
     Reserve for unpaid loss and LAE at the beginning
      of the year                                                 $  14,466,713
       Less reinsurance recoverables                                  7,779,979
                                                                  -------------
                                                                      6,686,734
     Incurred losses and LAE related to:
       Current year                                                   4,808,892
       Prior year                                                     1,798,026
                                                                  -------------
     Total Incurred losses and LAE                                    6,606,918
                                                                  -------------
     Paid losses and LAE related to:
       Current year                                                     930,546
       Prior year                                                     3,899,255
                                                                  -------------
     Total paid losses and LAE                                        4,829,801
                                                                  -------------
     Reserves for unpaid losses and LAE at end of year                9,811,368
       Plus unpaid losses and LAE recoverable                         6,341,990
                                                                  -------------
                                                                  $  16,153,358
                                                                  =============

     "Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment."

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years increased by $3,127,717,000 in calendar years 2004. This increase was generally the result of actual loss emergence in 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $170,076,000 at December 31, 2004

12.  Subsequent Events (Unaudited)

     In late August 2005 a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $63.7 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company domiciliary regulator. The CMA expires 12 months after issuance.

                                     PART C
                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)     Financial statements.

        The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:

        (1) Audited consolidated financial statements of Variable Account I for the year ended December 31, 2004, for the year ended December 31, 2003 and for the year ended December 31, 2002, are incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on May 2, 2005.

        (2) Audited consolidated financial statements of AIG Life Insurance Company for the year ended December 31, 2004, for the year ended December 31, 2003 (restated) and for the year ended December 31, 2002 (restated), are incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on May 2, 2005.

        (3) The statutory statement of admitted assets, liabilities, capital and surplus of National Union Fire Insurance Company of Pittsburgh, Pa. as of December 31, 2004 and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are included herein.

(b)     Exhibits.

        (1)(a) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable and fixed annuity contracts. (1)

        (1)(b) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts, as well as for variable and fixed annuity contracts. (5)

        (2)             N/A

        (3)(a) Distribution Agreement between AIG Life Insurance Company and American General Equity Services Corporation, effective May 1, 2003. (6)

        (4)(a) Form of Single Premium Immediate Variable Annuity Nonparticipating Contract, Form No. 16IVIA0403. (8)

        (4)(b)          Form of Endorsement - Cancellation Option, Form No.
                        16IVCO0403. (8)

        (4)(c)          Form of Endorsement - Partial Withdrawal, Form No.
                        14IVPW0403. (8)

        (5)(a)          Form of Variable Immediate Annuity Application, Form No.
                        14IVIA0403. (8)

        (6)(a) Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (2)

        (6)(b) Restated Certificate of Incorporation of AIG Life Insurance Company, dated December 6, 1991. (2)

        (6)(c) Certificate of Amendment of Certificate of Incorporation of AIG Life Insurance Company, dated December 3, 2001.
                        (6)

        (6)(d) By-Laws of AIG Life Insurance Company, restated as of April 27, 2005. (12)

        (6)(e) Certificate of Change of Location of Registered Office and of Registered Agent, AIG Life Insurance Company, dated July 24, 2002. (10)

        (7)             N/A

        (8)(a)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company. (6)

        (8)(a)(ii) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated May 21, 1975. (6)

        (8)(a)(iii) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated September 23, 1975. (6)

        (8)(a)(iv) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, dated December 30, 1998. (6)

        (8)(a)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, effective January 1, 2002. (6)

        (8)(a)(vi) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002.
                        (10)

        (8)(a)(vii) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including AIG Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (11)

        (8)(b)(i) Form of Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc. dated December 27, 2001. (4)

        (8)(b)(ii) Form of Addendum to Fund Participation Agreement between AIG Life Insurance Company and The Vanguard Group, Inc.
                        (7)

        (8)(c)(i) Form of Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company.
                        (7)

        (8)(d) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company. (12)

        (8)(e) AIG Support Agreement between AIG Life Insurance Company and American International Group, Inc. (12)

        (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                        (9)

        (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)

        (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)

        (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

        (11)            N/A

        (12)            N/A

----------
(1) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4 Registration Statement (File No. 033-39171) of Variable Account I of AIG Life Insurance Company filed on April 28, 2000.

(4) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 25, 2003.

(8) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on June 2, 2003.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-105763) of Variable Account I of AIG Life Insurance Company filed on September 15, 2003.

(10) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on April 28, 2004.

(11) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(12) Incorporated by reference to Post-Effective Amendment No. 14 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on August 12, 2005.

Item 25.  Directors and Officers of the Depositor

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Rodney O. Martin, Jr.           Director, Chairman of the Board of Directors,
2929 Allen Parkway              President and Chief Executive Officer
Houston, TX 77019

M. Bernard Aidinoff             Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz                  Director and Chairman-Affluent & Corporate
830 Third Avenue                Markets Profit Center
New York, NY 10022

David L. Herzog                 Director
70 Pine Street
New York, NY 10270

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Richard A. Hollar               Director, President-Life Brokerage Profit
750 West Virginia Street        Center and Chief Executive Officer-Life
Milwaukee, WI 53204             Brokerage Profit Center

Royce G. Imhoff, II             Director, President-Affluent & Corporate
2929 Allen Parkway              Markets Profit Center and Chief Executive
Houston, TX 77019               Officer-Affluent & Corporate Markets
                                Profit Center

Ernest T. Patrikis              Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                 Director, Executive Vice President and Chief
2929 Allen Parkway              Administrative Officer
Houston, TX 77019

Christopher J. Swift            Director, Executive Vice President
2929 Allen Parkway              and Chief Financial Officer
Houston, TX 77019

James W. Weakley                Director, President-Group Benefits & Financial
2929 Allen Parkway              Institutions, and AIG Workplace Solutions
Houston, TX 77019               Profit Center and Chief Executive Officer-Group
                                Benefits & Financial Institutions,
                                and Workplace Solutions Profit Center

Thomas L. Booker                President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien             President-Agency Building Profit Center
2727 Allen Parkway
Houston, TX 77019

David R. Armstrong              Executive Vice President
3600 Route 66
Neptune, NJ 07754

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Chris T. Calos                  Executive Vice President
3600 Route 66
Neptune, NJ 07754

Rebecca G. Campbell             Executive Vice President, Human Resources
2929 Allen Parkway
Houston, TX 77019

Steven D. Anderson              Senior Vice President, Independent Advisor Group
2727 Allen Parkway
Houston, TX 77019

Erik A. Baden                   Senior Vice President, SPIA
2727 Allen Parkway
Houston, TX 77019

Wayne A. Barnard                Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein             Senior Vice President and Chief
2727-A Allen Parkway            Appointed Actuary
Houston, TX 77019

Patricia A. Bosi                Senior Vice President
3600 Route 66
Neptune, NJ 07754-1580

Jeffrey H. Carlson              Senior Vice President and Chief
2727 Allen Parkway              Information Officer
Houston, TX 77019

James A. Galli                  Senior Vice President and
830 Third Avenue                Chief Business Development Officer
New York, NY 10022

Robert M. Goldbloom             Senior Vice President
70 Pine Street
New York, NY 10270

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

William F. Guterding            Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr.          Senior Vice President, Treasurer and Controller
2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings                Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson               Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller                  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major                   Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Barry Pelleterri                Senior Vice President
3600 Route 66
SNeptune, NJ 07754

A. Hasan Qureshi                Senior Vice President and Illustration Actuary
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

Dennis H. Roberts               Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Richard C. Schuettner           Senior Vice President
750 West Virginia Street
Milwaukee, WI 53204

James P. Sennett                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Dewitt M. Smith                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

James P. Steele                 Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Robert E. Steele                Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Dan E. Trudan                   Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Frederic R. Yopps               Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Steven E. Zimmerman             Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Edward F. Bacon                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                  Vice President
2727 Allen Parkway
Houston, TX 77019

Walter E. Bednarski             Vice President
3600 Route 66
Neptune, NJ 07754-1580

Paul Bell, III                  Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

Michael B. Boesen               Vice President
2727-A Allen Parkway
Houston, TX 77019

David R. Brady                  Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman            Vice President
1 Alico Plaza
600 King Street
Wilmington, DE 19801

James B. Brown                  Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

David W. Butterfield            Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner               Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey             Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs                  Vice President
2727 Allen Parkway
Houston, TX 77019

Robert M. Cicchi                Vice President
2727 Allen Parkway
Houston, TX 77019

Steven A. Dmytrack              Vice President
2929 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan              Vice President
2727 Allen Parkway
Houston, TX 77019

Donna F. Fahey                  Vice President
3600 Route 66
Neptune, NJ 07754-1580

Farideh N. Farrokhi             Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Patrick Froze                   Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr.       Vice President
2727 Allen Parkway
Houston, TX 77019

Richard L. Gravette             Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer            Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger           Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer                  Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Craig H. Harrel                 Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington             Vice President
2727 Allen Parkway
Houston, TX 77019

Neal C. Hasty                   Vice President and Chief Underwriter
6363 Forest Park Road
Dallas, TX 75235

Keith C. Honig                  Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Walter P. Irby                  Vice President
2727 Allen Parkway
Houston, TX 77019

Karen M. Isaacs                 Vice President
3600 Route 66
Neptune, NJ 07754

David S. Jorgensen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy              Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman                Vice President and Real Estate
1 Chase Manhattan Plaza         Investment Officer
New York, NY 10005

Frank A. Kophamel               Vice President
3600 Route 66
Neptune, NJ 07754

Charles L. Levy                 Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Linda Lewis                     Vice President
6363 Forest Park Road
Dallas, TX 75235

Robert J. Ley                   Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers                 Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Gwendolyn J. Mallett            Vice President
2727 Allen Parkway
Houston, TX 77019

Randy J. Marash                 Vice President
3600 Route 66
Neptune, NJ 07754

David S. Martin                 Vice President
2929 Allen Parkway
Houston, TX 77019

W. Larry Mask                   Vice President, Real Estate Investment Officer
2727 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Gordon S. Massie                Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall                Vice President
2727 Allen Parkway
Houston, TX 77019

Richard D. McFarland            Vice President
2727 Allen Parkway
Houston, TX 77019

Richard A. Mercante             Vice President
175 Water Street
New York, NY 10038

Beverly A. Meyer                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael              Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Anne K. Milio                   Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller                Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy               Vice President
750 West Virginia Street
Milwaukee, WI 53204

Carl T. Nichols                 Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Deanna D. Osmonson              Vice President and Chief Compliance Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.            Vice President, Real Estate Investment Officer
2929 Allen Parkway              and Assistant Secretary
Houston, TX 77019

Lori J. Payne                   Vice President
2727 Allen Parkway
Houston, TX 77019

Kirsten M. Pedersen             Vice President
2929 Allen Parkway
Houston, TX 77019

Cathy A. Percival               Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel                Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Terri Robbins                   Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.          Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben              Vice President
#1 Franklin Square
Springfield, IL 62713

Robert C. Sage                  Vice President
2727 Allen Parkway
Houston, TX 77019

Kristin Sather                  Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott                Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Tom L. Scott                    Vice President and General Auditor
2929 Allen Parkway
Houston, TX 77019

T. Clay Spires                  Vice President and Assistant Tax Officer
2929 Allen Parkway
Houston, TX 77019

Gregory R. Thornton             Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba               Vice President
2929 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Depositor
Business Address                AIG Life Insurance Company
------------------              ------------------------------------------------

Paul Turner                     Vice President
2929 Allen Parkway
Houston, TX 77019

Richard P. Vegh                 Vice President
3600 Route 66
Neptune, NJ 07754

Curt Vondrasek                  Vice President
1000 E. Woodfield Road
Schaumburg, IL 60173

Christian D. Weiss              Vice President
#1 Franklin Square
Springfield, IL 62713

Susan J. Wilhite                Vice President
One Woodfield Lake
Schaumberg, IL 60173

Ronald Williams                 Vice President
3600 Route 66
Neptune, NJ 07754

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file number 001-08787, accession number 0000950123-05-006884, filed May 31, 2005.

                                               SUBSIDIARIES OF AIG
                                                                                                          Percentage
                                                                                                           of Voting
                                                                                                          Securities
                                                                                    Jurisdiction of     Owned by its
                                                                                      Incorporation        Immediate
                                                                                    or Organization      Parent/(2)/
                                                                                    ---------------     ------------

American International Group, Inc./(1)/ .................................................. Delaware ................ /(3)/
     AIG Aviation, Inc. ................................................................... Georgia ............ 100
     AIG Bulgaria Insurance and Reinsurance Company EAD .................................. Bulgaria ............ 100
     AIG Capital Corporation ............................................................. Delaware ............ 100
         AIG Consumer Finance Group, Inc. ................................................ Delaware ............ 100
              AIG Bank Polska S.A. ......................................................... Poland .......... 97.23
              AIG Credit S.A. .............................................................. Poland ............. 80
              Compania Financiera Argentina S.A. ........................................ Argentina ........... 92.7
         AIG Finance Holdings, Inc. ...................................................... New York ............ 100
              AIG Finance (Hong Kong) Limited ........................................... Hong Kong ............ 100
         AIG Global Asset Management Holdings Corp. ...................................... Delaware ............ 100
              AIG Asset Management Services, Inc. ........................................ Delaware ............ 100
                  Brazos Capital Management, L.P. ........................................ Delaware ............. 92
              AIG Capital Partners, Inc. ................................................. Delaware ............ 100
              AIG Equity Sales Corp. ..................................................... New York ............ 100
              AIG Global Investment Corp. .............................................. New Jersey ............ 100
         International Lease Finance Corporation ....................................... California .......... 64.85 /(4)/
         AIG Global Real Estate Investment Corp. ......................................... Delaware ............ 100
     AIG Credit Corp. .................................................................... Delaware ............ 100
         A.I. Credit Corp. .......................................................... New Hampshire ............ 100
         Imperial Premium Finance, Inc. ................................................ California ............ 100
         Imperial Premium Finance, Inc. .................................................. Delaware ............ 100
     AIG Egypt Insurance Company, S.A.E. .................................................... Egypt .......... 89.98
     AIG Federal Savings Bank ............................................................ Delaware ............ 100
     AIG Financial Advisor Services, Inc. ................................................ Delaware ............ 100
         AIG Financial Advisor Services (Europe), S.A. ................................. Luxembourg ............ 100
     AIG Financial Products Corp. ........................................................ Delaware ............ 100
         AIG Matched Funding Corp. ....................................................... Delaware ............ 100
         Banque AIG ........................................................................ France ............. 90 /(5)/
     AIG Funding, Inc. ........ .......................................................... Delaware ............ 100
     AIG Global Trade & Political Risk Insurance Company ............................... New Jersey ............ 100
     A.I.G. Golden Insurance Ltd. .......................................................... Israel .......... 50.01
     AIG Life Insurance Company .......................................................... Delaware ............. 79 /(6)/
     AIG Life Insurance Company of Canada .................................................. Canada ............ 100
     AIG Life Insurance Company of Puerto Rico ........................................ Puerto Rico ............ 100
     AIG Liquidity Corp. ................................................................. Delaware ............ 100
     AIG Marketing, Inc. ................................................................. Delaware ............ 100
     AIG Memsa, Inc. ..................................................................... Delaware ............ 100 /(7)/
         Tata AIG General Insurance Company Limited ......................................... India ............. 26
     AIG Private Bank Ltd. ............................................................ Switzerland ............ 100
     AIG Retirement Services, Inc. ....................................................... Delaware ............ 100 /(8)/
         SunAmerica Life Insurance Company ................................................ Arizona ............ 100
              SunAmerica Investments, Inc. ................................................ Georgia ............. 70 /(9)/
                  AIG Advisor Group, Inc. ................................................ Maryland ............ 100

                                               SUBSIDIARIES OF AIG
                                                                                                          Percentage
                                                                                                           of Voting
                                                                                                          Securities
                                                                                    Jurisdiction of     Owned by its
                                                                                      Incorporation        Immediate
                                                                                    or Organization      Parent/(2)/
                                                                                    ---------------     ------------

                      Advantage Capital Corporation ...................................... New York ............ 100
                      FSC Securities Corporation ......................................... Delaware ............ 100
                      Royal Alliance Associates, Inc. .................................... Delaware ............ 100
                      Sentra Securities Corporation .................................... California ............ 100
                      Spelman & Co., Inc. .............................................. California ............ 100
                      SunAmerica Securities, Inc. ........................................ Delaware ............ 100
                  AIG SunAmerica Life Assurance Company ................................... Arizona ............ 100 /(10)/
                      AIG SunAmerica Asset Management Corp. .............................. Delaware ............ 100
                           AIG SunAmerica Capital Services. Inc. ......................... Delaware ............ 100
                  First SunAmerica Life Insurance Company ................................ New York ............ 100
     AIG Risk Management, Inc. ........................................................... New York ............ 100
     AIG Technologies, Inc. ......................................................... New Hampshire ............ 100
     AIGTI, Inc. ......................................................................... Delaware ............ 100
     AIG Trading Group Inc. .............................................................. Delaware ............ 100
         AIG International, Inc. ......................................................... Delaware ............ 100
     AIU Insurance Company ............................................................... New York ............. 52 /(11)/
     AIU North America, Inc. ............................................................. New York ............ 100
     American General Corporation ........................................................... Texas ............ 100
         American General Bancassurance Services, Inc. ................................... Illinois ............ 100
         AGC Life Insurance Company ...................................................... Missouri ............ 100
              AIG Assurance Canada ......................................................... Canada ............ 100 /(7)/
              AIG Life of Bermuda, Ltd. ................................................... Bermuda ............ 100
              American General Life and Accident Insurance Company ...................... Tennessee ............ 100
              American General Life Insurance Company ....................................... Texas ............ 100
                  American General Annuity Service Corporation .............................. Texas ............ 100
                  AIG Enterprise Services, LLC. .......................................... Delaware ............ 100
                  American General Equity Services Corporation ........................... Delaware ............ 100
                  American General Life Companies, LLC. .................................. Delaware ............ 100
                  The Variable Annuity Life Insurance Company ............................... Texas ............ 100
                      VALIC Retirement Services Company ..................................... Texas ............ 100
                      VALIC Trust Company ................................................... Texas ............ 100
              American General Property Insurance Company ............................... Tennessee .......... 51.85 /(12)/
                  American General Property Insurance Company of Florida .................. Florida ............ 100
              AIG Annuity Insurance Company ................................................. Texas ............ 100
              The United States Life Insurance Company in the City of New York ........... New York ............ 100
         American General Finance, Inc. ................................................... Indiana ............ 100
              American General Auto Finance, Inc. ........................................ Delaware ............ 100
              American General Finance Corporation ........................................ Indiana ............ 100
                  MorEquity, Inc. .......................................................... Nevada ............ 100
                      Wilmington Finance, Inc. ........................................... Delaware ............ 100
                  Merit Life Insurance Co. ................................................ Indiana ............ 100
                  Yosemite Insurance Company .............................................. Indiana ............ 100
                      CommoLoCo, Inc. ................................................. Puerto Rico ............ 100
              American General Financial Services of Alabama, Inc. ........................ Alabama ............ 100
         American General Investment Management Corporation .............................. Delaware ............ 100

                                               SUBSIDIARIES OF AIG
                                                                                                          Percentage
                                                                                                           of Voting
                                                                                                          Securities
                                                                                    Jurisdiction of     Owned by its
                                                                                      Incorporation        Immediate
                                                                                    or Organization      Parent/(2)/
                                                                                    ---------------     ------------

         American General Realty Investment Corporation ..................................... Texas ............ 100
         American General Assurance Company .............................................. Illinois ............ 100
              American General Indemnity Company ......................................... Illinois ............ 100
              USLIFE Credit Life Insurance Company of Arizona ............................. Arizona ............ 100
         Knickerbocker Corporation .......................................................... Texas ............ 100
     American Home Assurance Company ..................................................... New York ............ 100
         AIG Domestic Claims, Inc. ....................................................... Delaware ............. 50 /(13)/
         AIG Hawaii Insurance Company, Inc. ................................................ Hawaii ............ 100
              American Pacific Insurance Company, Inc. ..................................... Hawaii ............ 100
         American International Insurance Company ........................................ New York ............ 100
              American International Insurance Company of California, Inc. ............. California ............ 100
              American International Insurance Company of New Jersey ................... New Jersey ............ 100
              Minnesota Insurance Company ............................................... Minnesota ............ 100
         American International Realty Corp. ............................................. Delaware ........... 31.5 /(14)/
         Pine Street Real Estate Holdings Corp. ..................................... New Hampshire .......... 31.47 /(14)/
         Transatlantic Holdings, Inc. .................................................... Delaware .......... 33.45 /(15)/
              Transatlantic Reinsurance Company .......................................... New York ............ 100
                  Putnam Reinsurance Company ............................................. New York ............ 100
                  Trans Re Zurich ..................................................... Switzerland ............ 100
     American International Insurance Company of Delaware ................................ Delaware ............ 100
     American International Life Assurance Company of New York ........................... New York .......... 77.52 /(16)/
     American International Reinsurance Company, Ltd. ..................................... Bermuda ............ 100
         AIG Edison Life Insurance Company .................................................. Japan ............. 90 /(17)/
         American International Assurance Company, Limited .............................. Hong Kong ............ 100
         American International Assurance Company (Australia) Limited ................... Australia ............ 100
         American International Assurance Company (Bermuda) Limited ....................... Bermuda ............ 100
              American International Assurance Co. (Vietnam) Limited ...................... Vietnam ............ 100
              Tata AIG Life Insurance Company Limited ....................................... India ............. 26
         Nan Shan Life Insurance Company, Ltd. ............................................. Taiwan ............. 95
     American International Underwriters Corporation ..................................... New York ............ 100
     American International Underwriters Overseas, Ltd. ................................... Bermuda ............ 100
         AIG Europe (Ireland) Limited ..................................................... Ireland ............ 100
         AIG Europe (U.K.) Limited ........................................................ England ............ 100
         AIG Brasil Companhia de Seguros ................................................... Brazil ............. 50
         Universal Insurance Co., Ltd. ................................................... Thailand ............ 100
         La Seguridad de Centroamerica, Compania de Seguros S.A. ........................ Guatemala ............ 100
         La Meridional Compania Argentina de Seguros .................................... Argentina ............ 100
         American International Insurance Company of Puerto Rico ...................... Puerto Rico ............ 100
         A.I.G. Colombia Seguros Generales S.A. .......................................... Colombia ............ 100
         American International Underwriters GmBH ......................................... Germany ............ 100
         Underwriters Adjustment Company, Inc. ............................................. Panama ............ 100
     American Life Insurance Company ..................................................... Delaware ............ 100
         AIG Life (Bulgaria) Z.D. A.D. ................................................... Bulgaria ............ 100
         ALICO, S.A. ....................................................................... France ............ 100
         First American Polish Life Insurance and Reinsurance Company, S.A. ................ Poland ............ 100

                                               SUBSIDIARIES OF AIG
                                                                                                          Percentage
                                                                                                           of Voting
                                                                                                          Securities
                                                                                    Jurisdiction of     Owned by its
                                                                                      Incorporation        Immediate
                                                                                    or Organization      Parent/(2)/
                                                                                    ---------------     ------------

         Inversiones Interamericana  S.A. (Chile) ........................................... Chile ............ 100
         Pharaonic American Life Insurance Company .......................................... Egypt .......... 71.63
         Unibanco AIG Seguros S.A. ......................................................... Brazil .......... 47.81 /(18)/
     AIG Life Insurance Company (Switzerland) Ltd. .................................... Switzerland ............ 100
     American Security Life Insurance Company, Ltd. .................................. Lichtenstein ............ 100
     Birmingham Fire Insurance Company of Pennsylvania ............................... Pennsylvania ............ 100
     China America Insurance Company, Ltd. ............................................... Delaware ............. 50
     Commerce and Industry Insurance Company ............................................. New York ............ 100
     Commerce and Industry Insurance Company of Canada .................................... Ontario ............ 100
     Delaware American Life Insurance Company ............................................ Delaware ............ 100
     Hawaii Insurance Consultants, Ltd. .................................................... Hawaii ............ 100
     HSB Group, Inc. ..................................................................... Delaware ............ 100
         The Hartford Steam Boiler Inspection and Insurance Company ................... Connecticut ............ 100
              The Hartford Steam Boiler Inspection and Insurance Company
               of Connecticut ........................................................ Connecticut ............. 100
              HSB Engineering Insurance Limited ........................................... England ............ 100
                  The Boiler Inspection and Insurance Company of Canada .................... Canada ............ 100
     The Insurance Company of the State of Pennsylvania .............................. Pennsylvania ............ 100
     Landmark Insurance Company ........................................................ California ............ 100
     Mt. Mansfield Company, Inc. .......................................................... Vermont ............ 100
     National Union Fire Insurance Company of Pittsburgh, Pa. ........................ Pennsylvania ............ 100
         American International Specialty Lines Insurance Company .......................... Alaska ............. 70 /(19)/
         Lexington Insurance Company ..................................................... Delaware ............. 70 /(19)/
              AIG Centennial Insurance Company ....................................... Pennsylvania ............ 100
                  AIG Premier Insurance Company ...................................... Pennsylvania ............ 100
                      AIG Indemnity Insurance Company ................................ Pennsylvania ............ 100
                  AIG Preferred Insurance Company .................................... Pennsylvania ............ 100
                  AIG Auto Insurance Company of New Jersey ............................. New Jersey ............ 100
              JI Accident & Fire Insurance Co. Ltd. ......................................... Japan ............. 50
         National Union Fire Insurance Company of Louisiana ............................. Louisiana ............ 100
         National Union Fire Insurance Company of Vermont ................................. Vermont ............ 100
         21st Century Insurance Group .................................................. California .......... 33.03 /(20)/
              21st Century Insurance Company ........................................... California ............ 100
              21st Century Casualty Company ............................................ California ............ 100
              21st Century Insurance Company of the Southwest ............................... Texas ............ 100
         Starr Excess Liability Insurance Company, Ltd. .................................. Delaware ............ 100
              Starr Excess Liability Insurance International Ltd. ......................... Ireland ............ 100
     NHIG Holding Corp. .................................................................. Delaware ............ 100
         Audubon Insurance Company ...................................................... Louisiana ............ 100
              Audubon Indemnity Company ............................................... Mississippi ............ 100
              Agency Management Corporation ............................................. Louisiana ............ 100
                  The Gulf Agency, Inc. ................................................... Alabama ............ 100
         New Hampshire Insurance Company ............................................. Pennsylvania ............ 100
              AIG Europe, S.A. ............................................................. France ................ /(21)/
              AI Network Corporation ..................................................... Delaware ............ 100
              American International Pacific Insurance Company ........................... Colorado ............ 100

                                               SUBSIDIARIES OF AIG
                                                                                                          Percentage
                                                                                                           of Voting
                                                                                                          Securities
                                                                                    Jurisdiction of     Owned by its
                                                                                      Incorporation        Immediate
                                                                                    or Organization      Parent/(2)/
                                                                                    ---------------     ------------

              American International South Insurance Company ......................... Pennsylvania ............ 100
              Granite State Insurance Company ........................................ Pennsylvania ............ 100
              New Hampshire Indemnity Company, Inc. .................................. Pennsylvania ............ 100
                  AIG National Insurance Company, Inc. ................................... New York ............ 100
              Illinois National Insurance Co. ............................................ Illinois ............ 100
              New Hampshire Insurance Services, Inc. ................................ New Hampshire ............ 100
         AIG Star Life Insurance Co., Ltd. .................................................. Japan ............ 100
     The Philippine American Life and General Insurance Company ....................... Philippines .......... 99.78
         Pacific Union Assurance Company ............................................... California ............ 100
         Philam Equitable Life Assurance Company, Inc. ................................ Philippines .......... 95.31
         Philam Insurance Company, Inc. ............................................... Philippines ............ 100
     Risk Specialist Companies, Inc. ..................................................... Delaware ............ 100
     United Guaranty Corporation ................................................... North Carolina .......... 36.3l /(22)/
         United Guaranty Insurance Company ......................................... North Carolina ............ 100
         United Guaranty Mortgage Insurance Company ................................ North Carolina ............ 100
         United Guaranty Mortgage Insurance Company of North Carolina .............. North Carolina ............ 100
         United Guaranty Partners Insurance Company ....................................... Vermont ............. 80
         United Guaranty Residential Insurance Company of North Carolina ........... North Carolina ............ 100
         United Guaranty Residential Insurance Company ............................. North Carolina .......... 75.03 /(23)/
              United Guaranty Commercial Insurance Company of North Carolina ....... North Carolina ............ 100
              United Guaranty Mortgage Indemnity Company ........................... North Carolina ............ 100
              United Guaranty Credit Insurance Company ............................. North Carolina ............ 100
         United Guaranty Services, Inc. ............................................ North Carolina ............ 100

----------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on May 31, 2005. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.
(2)     Percentages include directors' qualifying shares.
(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and
        2.0 percent by The Starr Foundation.
(4) Also owned 35.15 percent by National Union Fire Insurance Company of Pittsburgh, Pa.
(5)     Also owned 10 percent by AIG Matched Funding Corp.
(6)     Also owned 21 percent by Commerce and Industry Insurance Company.
(7)     Indirect wholly-owned subsidiary.
(8)     Formerly known as AIG SunAmerica Inc.
(9)     Also owned 30 percent by AIG Retirement Services, Inc.
(10)    Formerly known as Anchor National Life Insurance Company.
(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.
(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.
(13)    Also owned 50 percent by The Insurance Company of the State of
        Pennsylvania.
(14)    Also owned by 11 other AIG subsidiaries.

(15)    Also owned 25.95 percent by AIG.
(16)    Also owned 22.48 percent by American Home Assurance Company.
(17)    Also owned ten percent by a subsidiary of American Life Insurance
        Company.
(18) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.
(19) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.
(20) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.
(21)    100 percent to be held with other AIG companies.
(22) Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and
        0.86 percent by The Insurance Company of the State of Pennsylvania.
(23) Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of AIG Life Insurance Company (Depositor).

Item 27. Number of Contract Owners

As of July 31, 2005, there were 7 owners of contracts of the class covered by this registration statement, 2 qualified contracts and 5 non-qualified contracts.

Item 28. Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AIG Life Insurance Company

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgement in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and
(b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or (3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or (4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by these By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of these By-Laws.

Item 29.  Principal Underwriters

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for Variable Account II of AIG Life Insurance Company, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of AIG Life Insurance Company affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

Name and Principal              Positions and Offices with Underwriter
Business Address                American General Equity Services Corporation
------------------              ------------------------------------------------

Rodney O. Martin, Jr.           Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                 Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal              Positions and Offices with Underwriter
Business Address                American General Equity Services Corporation
------------------              ------------------------------------------------

Ernest T. Patrikis              Director
70 Pine Street
New York, NY 10270

Gary D. Reddick                 Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II             President
2929 Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.          Vice President
2727-A Allen Parkway
Houston, TX 77019

Lucille S. Martinez             Vice President, Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Deanna D. Osmonson              Vice President, Chief Compliance Officer and
2727 Allen Parkway              Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                  Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck               Secretary
70 Pine Street
New York, NY 10270

Tammi L. Willy                  Assistant Vice President
2727 Allen Parkway
Houston, TX 77019

Sarah Hosker                    Assistant Secretary
70 Pine Street
New York, NY 10270

Name and Principal              Positions and Offices with Underwriter
Business Address                American General Equity Services Corporation
------------------              ------------------------------------------------

Lauren W. Jones                 Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

David M. Robinson               Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                 Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore                Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

Item 30.  Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of AIG Life Insurance Company at its principal executive office located at 70 Pine Street, New York, New York 10270 or at its offices located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or One ALICO Plaza, 600 King Street, Wilmington, Delaware 19801.

Item 31. Management Services        Not applicable.

Item 32. Undertakings

(a)     Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b)     Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to contract owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the contract owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of National Union in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of National Union, free of charge upon a contract owner's request.

Representation Regarding the Reasonableness of Aggregate Fees and Charges Deducted Under the Contracts Pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940

AIG Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AIG Life Insurance Company.

                               POWERS OF ATTORNEY

        Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                   SIGNATURES

        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Account I of AIG Life Insurance Company, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 20th day of October, 2005.

                                     VARIABLE ACCOUNT I OF AIG LIFE
                                     INSURANCE COMPANY
                                     (Registrant)

                                BY:  AIG LIFE INSURANCE COMPANY
                                     (On behalf of the Registrant and itself)

                                BY:  ROBERT F. HERBERT, JR.
                                     ----------------------------------------
                                     ROBERT F. HERBERT, JR.
                                     SENIOR VICE PRESIDENT, TREASURER
                                      AND COMPTROLLER

[SEAL]

ATTEST: LAUREN W. JONES
        -------------------
        LAUREN W. JONES
        ASSISTANT SECRETARY

        As required by the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                      Title                          Date
---------                      -----                          ----

RODNEY O. MARTIN, JR.          Director, Chairman,            October 20, 2005
--------------------------     President and Chief
RODNEY O. MARTIN, JR.          Executive Officer

CHRISTOPHER J. SWIFT           Director and Chief             October 20, 2005
--------------------------     Financial Officer
CHRISTOPHER J. SWIFT

M. BERNARD AIDINOFF            Director                       October 20, 2005
--------------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                 Director                       October 20, 2005
--------------------------
DAVID J. DIETZ

DAVID L. HERZOG                Director                       October 20, 2005
--------------------------
DAVID L. HERZOG

RICHARD A. HOLLAR              Director                       October 20, 2005
--------------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II             Director                       October 20, 2005
--------------------------
ROYCE G. IMHOFF II

Signature                      Title                          Date
---------                      -----                          ----

ERNEST T. PATRIKIS             Director                       October 20, 2005
--------------------------
ERNEST T. PATRIKIS

GARY D. REDDICK                Director                       October 20, 2005
--------------------------
GARY D. REDDICK

JAMES W. WEAKLEY               Director                       October 20, 2005
--------------------------
JAMES W. WEAKLEY

                                   SIGNATURES

        National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 20th day of October, 2005.

                                     NATIONAL UNION FIRE INSURANCE
                                     COMPANY OF PITTSBURGH, PA.

                                BY:  ROBERT S. SCHIMEK
                                     -----------------------------------
                                     ROBERT S. SCHIMEK
                                     SENIOR VICE PRESIDENT AND TREASURER

[SEAL]

ATTEST: ELIZABETH M. TUCK
        -----------------
        ELIZABETH M. TUCK
        SECRETARY

        This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                          Date
---------                      -----                          ----

KRISTIAN P. MOOR               Director and Chairman          October 20, 2005
--------------------------
KRISTIAN P. MOOR

JOHN W. KEOGH                  Director, President and        October 20, 2005
--------------------------     Chief Executive Officer
JOHN W. KEOGH

ROBERT S. SCHIMEK              Director, Senior Vice          October 20, 2005
--------------------------     President and Treasurer
ROBERT S. SCHIMEK

M. BERNARD AIDINOFF            Director                       October 20, 2005
--------------------------
M. BERNARD AIDINOFF

STEVEN J. BENSINGER            Director                       October 20, 2005
--------------------------
STEVEN J. BENSINGER

CHARLES H. DANGELO             Director                       October 20, 2005
--------------------------
CHARLES H. DANGELO

DAVID L. HERZOG                Director                       October 20, 2005
--------------------------
DAVID L. HERZOG

ROBERT E. LEWIS                Director                       October 20, 2005
--------------------------
ROBERT E. LEWIS

Signature                      Title                          Date
---------                      -----                          ----

WIN J. NEUGER                  Director                       October 20, 2005
--------------------------
WIN J. NEUGER

ERNEST T. PATRIKIS             Director                       October 20, 2005
--------------------------
ERNEST T. PATRIKIS

ROBERT M. SANDLER              Director                       October 20, 2005
--------------------------
ROBERT M. SANDLER

NICHOLAS S. TYLER              Director                       October 20, 2005
--------------------------
NICHOLAS S. TYLER

NICHOLAS C. WALSH              Director                       October 20, 2005
--------------------------
NICHOLAS C. WALSH

                                  EXHIBIT INDEX

Item 24. Exhibits

        (9)(b) Opinion and Consent of Saul Ewing LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa.

        (9)(c) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to National Union Fire Insurance Company of Pittsburgh, Pa.

        (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1